EXHIBIT 10.72

                           U.S. HELICOPTER CORPORATION
                            2004 STOCK INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

      U.S. Helicopter Corporation, a Delaware corporation ("Company") hereby awards you (the "Grantee" named below) restricted shares of the Company's Common Stock, par value $.001 per share ("Shares"), subject to the forfeiture provisions and other terms of this Agreement. This award is being made pursuant to the U.S. Helicopter Corporation 2004 Stock Incentive Plan (the "Plan"). The Shares will be delivered to you on the Vesting Dates set forth below, provided that you serve as a director of the Company or are employed by, or render services to, the Company or any of its Subsidiaries (such service or employment being hereinafter referred to as "Service") on the applicable Vesting Date. Please read this Agreement carefully and return one copy as requested below. Unless otherwise provided in this Agreement, capitalized terms have the meanings specified in the Plan.

      GRANTEE         NO. OF SHARES         GRANT DATE        VESTING DATE(S)
      -------         -------------         ----------        ---------------


      VESTING: The Shares will vest on September 30, 2007 or, if earlier, upon a Change in Control of the Company (the "Vesting Dates"), subject, however, to the forfeiture provisions set forth below. Notwithstanding the foregoing, you may elect, by filing a written election with the Company prior to the date of a Change of Control, to waive all or a portion of your rights to vest in this award by reason of the Change of Control. If your Service terminates because of your death or Disability, then all the Shares issuable under this award will vest upon termination of your Service. Notwithstanding the provisions of the Plan, no unvested Shares will vest by virtue of your Retirement.

      CERTIFICATES: Certificates evidencing the Shares shall be issued by the Company and shall be registered in your name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to, in the case of any particular Shares, the applicable Vesting Date. As a condition to the receipt of this award, you shall deliver to the Company a stock power, duly endorsed in blank, relating to the Shares. On each Vesting Date (or promptly thereafter) the Company will deliver to you a certificate representing the Shares which have vested on such date.
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      RIGHTS AS A SHAREHOLDER: You shall be the record owner of the Shares unless and until such shares are forfeited pursuant to the terms hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stock holder of the Company, including, without limitation, voting rights, if any, with respect to the Shares; provided that any cash or in-kind dividends paid with respect to the Shares shall be withheld by the Company and shall be paid to you, without interest, only when, and if, such Shares shall become vested. As soon as practicable following the vesting of any Shares, any cash dividends or in-kind dividends credited to your account with respect to such Shares shall be delivered to you or your beneficiary along with the stock power relating thereto.

      RESTRICTIVE LEGEND: All certificates representing the Shares shall have affixed thereto a legend in substantially the following form, in addition to any of the legends that may be required under federal or state securities laws:

            TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE U.S. HELICOPTER CORPORATION 2004 STOCK INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF MARCH 30, 2006, BETWEEN U.S. HELICOPTER CORPORATION AND _______. A COPY OF SUCH PLAN AND AGREEMENT IS ON FILE AT THE OFFICES OF U.S. HELICOPTER CORPORATION.

      TRANSFERABILITY: The Shares may not at any time prior to the Vesting Date (as to any particular share) be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by you and such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

      FORFEITURE OF SHARES: In the event of the termination of your Service for any reason (other than as a result of death or Disability), then all unvested Shares will be forfeited as of the date of termination of your Service, and any rights to such forfeited Shares will immediately cease.


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      REGISTRATION RIGHTS: The Grantee shall have the registration rights set forth in Exhibit A hereto, the terms of which are incorporated by reference.

      TAXES: You must pay all applicable U.S. federal, state and local taxes resulting from the grant of this award or the issuance of Shares upon vesting of this award. The Company has the right to withhold all applicable taxes due upon the vesting of this award (by payroll deduction or otherwise) from the proceeds of this award or from future earnings (including salary, bonus, director's fees or any other payments.)

      CONDITIONS: This award is governed by and subject to the terms and conditions of the Plan, which contains important provisions of this award and forms a part of this Agreement. A copy of the Plan is being provided to you or is available upon request. If there is any conflict between any provision of this Agreement and the Plan, this Agreement will control, unless the provision is not permitted by the Plan, in which case the provisions of the Plan will apply. Your rights and obligations under this Agreement are also governed by and are subject to applicable U.S. laws.

      ACKNOWLEDGEMENT: To acknowledge receipt of this award, please complete the information below, sign and return one copy of this Agreement to the Company,
Attention: John G. Murphy.

U.S. HELICOPTER CORPORATION               Complete Grantee Information Below:

                                          Home Address:

By:____________________________________   ___________________________________
   John G. Murphy, President & CEO

Dated: March 30, 2006                     ___________________________________

                                          Social Security Number:

                                          ___________________________________


                                          Grantee Signature:

                                          ___________________________________


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

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

            (a) Subject to the terms and conditions of this agreement (the "Agreement"), the Company shall prepare and file, no later than July 31, 2006 (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the 1933 Act (the "Initial Registration Statement") for the registration for the resale by the Grantee of the Shares (the "Registrable Securities"). The Company shall cause the Registration Statement to remain effective until the earlier of (i) the Registrable Securities have been sold, or (ii) the date the Registrable Securities become eligible for sale without restriction under Rule 144(k) promulgated under the Securities Act of 1933.

            (b) Effectiveness of the Initial Registration Statement. The Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than one hundred eighty (180) days after the filing thereof (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of the Agreement, but not later than the point in time that Section 144(k) becomes available for resale of the Registrable Securities.

            (c) If and whenever the Company is required by the provisions of this Agreement to effect the registration of the Shares under the Securities Act, the Company will:

                  (i) furnish to the Grantees participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Grantees may reasonably request in order to facilitate the sale of such shares;

                  (ii) notify the Grantees participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (iii) notify such Grantees promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (iv) prepare and promptly file with the Commission and promptly notify such Grantees of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and


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                  (v) advise such Grantees, promptly after it shall receive
notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

            (d) With respect to a registration required pursuant to the Agreement, all fees, costs and expenses of and incidental to such registration, shall be borne by the Company, including all registration, filing, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the Shares to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the participating Grantees and any other expenses incurred by the participating Grantees shall be borne by the Company; provided that the fees and disbursements of counsel to the participating Grantees shall not exceed $5,000 in connection with a registration required under the Agreement.

            (e) The Company will indemnify and hold harmless the Grantee whose Shares are included in a registration statement pursuant to the provisions of the Agreement and any underwriter for such Grantee from and against, and will reimburse such Grantee and each such underwriter with respect to, any and all loss, damage, liability, cost and expense to which such Grantee or any such underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Grantee or such underwriter in writing for use in the preparation thereof.

            (f) The Grantee whose Shares are included in a registration pursuant to the provisions of the Agreement will indemnify and hold harmless the Company, any successor entity of the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of such Grantee for use in the preparation thereof. The maximum aggregate liability of the Grantee pursuant to its indemnification obligations under the Agreement shall not exceed the portion of the value of the Shares.


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            Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (e) or (f) above of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (e) or (f), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party.


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